                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 18, 2000


                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                ----------------------------------------------
                 (Originator of the Trust referred to herein)
          (Exact name of the registrant as specified in its charter)


                   CHASE MANHATTAN AUTO OWNER TRUST 1997-B
                   ---------------------------------------
                                    (Issuer)


     United States               333-7575                    22-2382028
   -----------------      ------------------------     ----------------------
   (State or other        (Commission File Number)     (IRS Employer
   jurisdiction                                        Identification No.)
   of incorporation)


                 802 Delaware Avenue, Wilmington, Delaware          19801
                 -----------------------------------------          -----
                  (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033



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Item 5.     Other Events:

         Chase Manhattan Auto Owner Trust is the issuer of five classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of June 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

         On January 18, 2000, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the statement to certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits          Description
            --------          -----------

            20.1 Monthly Statement to Certificateholders with respect to the January 18, 2000 distribution.





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 28, 2000

                                    By: THE CHASE  MANHATTAN  BANK,  USA,
                                    NATIONAL ASSOCIATION
                                    as Servicer


                                    By:  /s/ Patricia Garvey
                                    -----------------------------------
                                    Name:  Patricia Garvey
                                    Title: Vice President



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                                      INDEX TO EXHIBITS
                                      -----------------

Exhibit No.                           Description
-----------                           -----------
20.1                                  Statement to Certificateholders dated
                                      1/18/2000 delivered pursuant to Section
                                      5.8 of the Sale and Servicing Agreement
                                      dated as of
                                      June 1, 1997.